Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. ANNOUNCES

STRATEGIC INVESTMENT IN NEW EGG PRODUCTS JOINT VENTURE
RIDGELAND, Miss.

(September 9,

2024)
—

Cal-Maine Foods,

Inc. (NASDAQ:

CALM) today

announced
that

it

has

completed

a

strategic

investment

with

Crepini

LLC,

establishing

a

new

egg

products

and
prepared foods

joint venture.

Crepini LLC,

founded in

2007, has

grown its

brand throughout

the United
States and Mexico featuring egg wraps,

protein pancakes, crepes, and wrap-ups, which are

now sold online
and in over 3,500 retail stores.

The

new

entity,

located

in

Hopewell

Junction,

New

York,

will

operate

as

Crepini

Foods

LLC
(“Crepini”). Cal-Maine Foods will

capitalize Crepini with approximately

$6.75 million in cash

to purchase
additional equipment and other assets

and fund working capital in

exchange for a 51% interest

in the new
venture. Crepini LLC

will contribute its

existing assets and

business in exchange

for a 49%

interest in the
new venture.

Commenting

on

the

announcement,

Sherman

Miller,

president

and

chief

executive

officer

of

Cal-Maine

Foods,

Inc.,

stated,

“We

are

pleased

to

announce

our

strategic

investment

in

Crepini,

which
aligns with

our growth

strategy to

enhance our

product portfolio

and focus

on value-added

products and
other egg product opportunities.

We have a unique opportunity

to leverage the established Crepini

brand
of quality

products and

extend our

market reach

to major

retailers across

the country.

This new

venture
will complement our

other egg product

offerings from

our growing Meadowcreek

operation, which

offers
hard-cooked

eggs

for

institutional,

food

service

and

retail

needs.

As

consumer

demand

for

affordable
protein options, including egg

products, continues to grow,

Cal-Maine Foods is well

positioned to meet this
demand.

We have a

proven ability to

derive value from

our other strategic

investments and believe

there
are significant opportunities to use our scale and established customer relationships to further expand our egg products business.

We look forward to working

with the Crepini team as we

extend our leadership role
in supporting the nation’s food supply with a differentiated product mix.”

“The Crepini team is

looking forward to

expanding our brand

and offerings.

We are excited to

join
the Cal-Maine

Foods family,

whose leadership

team shares

our values

and approach

to excellence,”

said
Paula Rimer Shkolnik,

chief executive officer

of Crepini LLC.

“This partnership will

allow us to make

our
products available

to more

national and

international customers

and continue

to provide

innovations in
the egg specialty products category.”
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally

enhanced eggs. The

Company, which is

headquartered in

Ridgeland, Mississippi,
is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

nation

and

sells

most

of

its

shell

eggs
throughout the majority of the United States.
About Crepini LLC
Crepini LLC

is an

innovator in

egg wraps

and products

from the

original Egg

Wrap that

is low

carb, low
calorie,

gluten

free

and

kosher

to

Protein

Cakes

with

veggies

and

cheese

which

are

high

in

protein

and
gluten free

to Pancheesi®

Protein pancakes

made with

cottage cheese,

eggs and

oats to

Wrap-ups filled
with protein powerhouses like salami, pepperoni, sausage, chorizo and a variety of cheeses. Crepini LLC is headquartered in Hopewell Junction, NY, and sells in the continental U.S. and Mexico.

Cal-Maine Foods, Inc.

Announces Strategic Investment in New Egg Products Company

September 9, 2024
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that

term is defined

in the Private

Securities Litigation

Reform Act of

1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be beyond

our control. The factors

that could cause actual

results to differ materially

from those
projected

in

the

forward-looking

statements

include,

among

others,

(i)

the

risk

factors

set

forth

in

the
Company’s SEC filings

(including its Annual

Reports on Form

10-K, Quarterly Reports

on Form 10-Q

and
Current

Reports

on Form

8-K),

(ii)

the

risks and

hazards

inherent

in

the

shell

egg

business

(including
disease,

pests,

weather

conditions

and

potential

for

recall),

including

but

not

limited

to

the

current
outbreak of highly pathogenic

avian influenza affecting poultry

in the U.S., Canada

and other countries
that

was

first

detected

in

commercial

flocks

in

the

U.S.

in

February

2022

and

that

first

impacted

our
flocks in December

2023, (iii) changes

in the demand

for and market

prices of shell

eggs and feed

costs,
(iv) our ability

to predict and

meet demand for

cage-free and other

specialty eggs, (v)

risks, changes or
obligations that could result

from our recent or

future acquisitions of new

flocks or businesses and

risks
or changes

that may

cause conditions to

completing a

pending acquisition not

to be

met, (vi)

risks relating
to

changes

in

inflation

and

interest

rates,

(vii)

our

ability

to

retain

existing

customers,

acquire

new
customers and grow our product mix, (viii) adverse results in pending litigation matters, and (ix) global instability, including as a result of

the war in Ukraine, the Israel-Hamas conflict

and attacks on shipping
in

the

Red

Sea.

SEC

filings

may

be

obtained

from

the

SEC

or

the

Company’s

website
,
www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking
statements because,

while we

believe the

assumptions on

which the

forward-looking statements are

based
are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate.

Further,

the

forward-looking

statements

included

herein

are

only

made

as

of

the

respective
dates

thereof,

or

if

no

date

is

stated,

as

of

the

date

hereof.

Except

as

otherwise

required

by

law,

we
disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a
result of new information, future events or otherwise.
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